UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 26, 2003

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida (Address of Principal Executive Offices)	33716-2325 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Item 5. Other Events
Item 7. Exhibits and Financial Statements
SIGNATURES
Ex-99.1 Press Release dated September 26, 2003

Item 5. Other Events

Item 7. Exhibits and Financial Statements

Signatures

Exhibit 99.1 Press Release dated September 26, 2003

Item 5. Other Events

     Catalina Marketing Corporation announced today that it reached agreement yesterday with its bank group to extend the Company’s credit facility for 60 days. See attached press release.

Item 7. Exhibits and Financial Statements

Exhibit	99.1 – Press Release

SIGNATURES

September 26, 2003	CATALINA MARKETING CORPORATION

(Registrant)

/s/ Christopher W. Wolf

Christopher W. Wolf Executive Vice President and Chief Financial Officer (Authorized officer of Registrant and principal financial officer)